--------------------------------------------------------------------------------

                               BOARD OF DIRECTORS

Kenneth V. Penland, Chairman
Robert J. Greenebaum, Director
Robert M. Inman, Director
Richard C. Schulte, Director
Roberta M. Wilson, Director

                                    OFFICERS

Kenneth V. Penland, Chairman
Todger Anderson, President
John R. Cormey, Vice President
Varilyn K. Schock, Vice President
W. Bruce McConnel, III, Secretary
Steven G. Wine, Treasurer

INVESTMENT ADVISOR

Denver Investment Advisors, LLC
1225 17th Street, 26th Floor
Denver, CO 80202
(303) 312-5100

SHAREHOLDER RELATIONS

Margaret R. Jurado
(800) 624-4190 (303) 312-5100
e-mail: blu@denveria.com

CUSTODIAN

Wells Fargo Bank
633 17th Street
Denver, CO 80202

FUND ADMINISTRATOR

American Data Services, Inc.
755 New York Avenue
Huntington, NY 11743

TRANSFER AGENT
DIVIDEND REINVESTMENT PLAN AGENT
(QUESTIONS REGARDING YOUR ACCOUNT)
Chase Mellon Shareholder Services, L.L.C.
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
(800) 288-9541

                                NYSE Symbol--BLU

                  [LOGO OF BLUE CHIP VALUE FUND APPEARS HERE]

                                  www.blu.com

--------------------------------------------------------------------------------


                  [LOGO OF BLUE CHIP VALUE FUND APPEARS HERE]


                                     ANNUAL
                             REPORT TO STOCKHOLDERS


                               DECEMBER 31, 1996

--------------------------------------------------------------------------------

Dear Fellow Shareholder,

1996 REVIEW

 Nineteen ninety-six was another banner year for the stock market with abso-lute returns strong in virtually all categories. Blue Chip Value Fund shares performed exceptionally well, up 39.5%, as a result of strong net asset value growth and the stock moving from a double-digit discount from net asset value to a premium. Blue Chip Value Fund's net asset value increased 21.3%, exceed-ing the average Growth and Income fund's return of 20.8% (according to Lipper Analytical Services), although behind the S&P 500 return of 23.0%.
--------------------------------------------------------------------------------
                                  PERFORMANCE
-------------------------------------------------------------------------------

                                                                         YTD
                                                                        TOTAL
                                        12/31/95  12/31/96  DIVIDENDS RETURN(1)
  Blue Chip
  Value Fund                              $8.47     $8.94     $1.35    +21.3%
  (Net Asset Value)
  S&P 500                               $615.93   $740.74    $15.16    +23.0%
  Blue Chip
  Value Fund                             $7.625     $9.25     $1.35    +39.5%
  (Common Stock)
  Market Price Premium/Discount to Net
  Asset Value                             -10.0%     +3.5%

-------------------------------------------------------------------------------
 (1) Assumes reinvestment of dividends
-------------------------------------------------------------------------------
 In the last two years equity investors have been richly rewarded--the overall stock market as typified by the S&P 500 gained almost 70%. Blue Chip Value
Fund investors participated with a similar return--based on net asset value, while the two-year return on BLU stock (including distributions) was 97.5%, nearly double.

 We are both pleased and cautious about these results. We are pleased (though not completely satisfied) with recent returns, but know the markets well enough to recognize the inevitable reality of potential low stock returns and negative years as well. In a bull market it can become too easy for individual and professional investors alike to forget that investing involves risk.

 In Blue Chip Value Fund, we emphazise owning stocks that have high return po-tential and we manage the portfolio to reduce risk. Emphasizing low valuations is a well-documented strategy that can lead to accomplishing both objectives. Likewise, owning a portfolio of stocks that is diversified among industries reduces overall portfolio risk.

 In the fourth quarter of 1996, management at Boeing concluded that McDonnell Douglas was undervalued and pursued acquisition discussions. As a result, our holding in McDonnell Douglas gained 25%. Energy stocks were also good perform-ers and the Fund benefitted handsomely from owning Tosco, up 44% in the quar-ter. In addition, financial stocks continued their good returns. In the fourth quarter our holdings of Student Loan Marketing and Travelers were up 25% and 23%, respectively. For the calendar year, the Fund's underweighting in tech-nology stocks held back performance.

DISTRIBUTION POLICY CHANGE

 The Fund applied for and received an exemption from the Securities and Ex-change Commission that would allow the Fund to distribute capital gains more than once per year. This exemption will enable the Fund to return to its pol-icy of paying approximately 2.5% of net asset value per quarter. Last year's announcement of receipt of this exemption and of the Fund's intention to re-turn to its previous policy appears to have contributed to narrowing the dis-count to net asset value. The Fund plans to make the first of these distribu-tions under the new policy in April 1997.

INVESTMENT POLICY MODIFICATIONS

 While adhering to Blue Chip Value Fund's core philosophy, three modifications to non-fundamental investment policies were recommended to improve the invest-ment advisor's flexibility in managing the Fund. The Board of Directors ap-proved these three items: 1) the number of stocks required in the Fund was previously fixed at 50 stocks, which has been changed to approximately 50 stocks to allow for situations when acting quickly on investment decisions is important; 2) a requirement that the market value of holdings in the Fund be equal-weighted was removed as being overly constraining, while there is no change to our approach of maintaining a well-diversified portfolio; 3) the maximum portion of the portfolio dedicated to any industry was 2.5 times that industry's weight in the S&P 500--this constraint was removed because an in-crease in the number of industries as defined by Standard and Poors over time caused it to become outdated and overly restrictive.

 These modifications are minor and of a technical nature, but demonstrate that we are always on the lookout for ways to improve executing the strategy as well as the investment approach. The Fund's investment adviser, Denver Invest-ment Advisors LLC, has increased its investment in human and computer re-sources in the last two years as we continue to better serve our Blue Chip Value Fund shareholders.

OUTLOOK

 Our outlook for the future remains much the same as it has been for the last two years. Again, expectations for inflation and its effect on interest rates as well as continued corporate profit growth are key to sustaining the bull market when valuation levels are at the high end of historical ranges. Possi-ble concerns on the horizon are high consumer debt levels which could slow consumer spending, continued strength in the dollar, or higher economic growth that causes the Federal Reserve to raise interest rates. Today, however, while all of these possibilities and others cause the financial markets to ebb and flow, the items that could dampen a bull market continue to be outweighed by relatively low interest rates and moderate economic growth that typically pro-duce attractive returns.

 We appreciate your continued interest in the Fund.

                                             Sincerely,

/s/ Varilyn K. Schock                        /s/ Kenneth V. Penland

Varilyn K. Schock, C.F.A.                    Kenneth V. Penland, C.F.A.
Portfolio Manager                            Chairman

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

 The Fund's Dividend Reinvestment and Cash Purchase Plan offers stockholders the opportunity to reinvest dividends and capital gain distributions in addi-tional shares of the Fund. A stockholder may also make additional cash invest-ments under the Plan. There is no service charge for participation.

 Dividends of a stockholder who joins the Plan are first applied, if possible, to acquire shares of the Fund's Common Stock in the open market at a price (plus commission) which is less than the net asset value per share most re-cently published by the Fund. If no shares, or insufficient shares, are avail-able at less than net asset value per share, any remaining balance will be used to acquire shares from the Fund at net asset value.

 Participating stockholders may also make additional cash investments (minimum $50 and maximum $10,000 per month) by check or money order (or by wire for a $10 fee) to acquire additional shares of the Fund. Please note, however, that these additional shares will be purchased at market value (without regard to net asset value) per share.

 A stockholder may join the Plan by sending an Enrollment Form to the Plan Agent at the address listed below.

 The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be with-held) on dividends or distributions, even though the stockholder does not re-ceive the cash. Participants must maintain at least 50 shares in the Plan at all times.

 A stockholder may elect to withdraw from the Plan at any time on 15-days' prior written notice, and receive future dividends and distributions in cash. There is no penalty for withdrawal from the Plan and stockholders who have withdrawn from the Plan may rejoin it in the future.

 The Fund may amend the Plan at any time upon 30-days prior notice to partici-pants.

 Additional information about the Plan may be obtained from Blue Chip Value Fund, 1225 17th Street, 26th Floor, Denver, CO 80202; telephone (800) 624-4190.

BLUE CHIP ON-LINE

 In 1996 we went on-line with Blue Chip Value Fund shareholders, Wall Street analysts, and potential shareholders by introducing a Blue Chip Value Fund website at WWW.BLU.COM. We hope that those of you who are using the internet check it out and find it informative and helpful. Investors may also contact our Investor Relations Department by sending e-mail to BLU@DENVERIA.COM.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors
Blue Chip Value Fund, Inc.

 We have audited the accompanying statement of assets and liabilities of Blue Chip Value Fund, Inc. (the "Fund"), including the schedule of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the selected per share data and ratios for each of the five years in the period then ended. These financial statements and se-lected per share data and ratios are the responsibility of the Fund's manage-ment. Our responsibility is to express an opinion on these financial state-ments and selected per share data and ratios based on our audits.

 We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected per share data and ratios are free of material misstatement. An audit includes ex-amining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant esti-mates made by management, as well as evaluating the overall financial state-ment presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and selected per share data and ra-tios referred to above present fairly, in all material respects, the financial position of Blue Chip Value Fund, Inc. as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the selected per share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                        /s/ Ernst & Young LLP

January 10, 1997

BLUE CHIP VALUE FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES

December 31, 1996

ASSETS
Investments in common stock at market value (identified cost--
 $76,621,633)....................................................  $107,865,678
Short-term investments...........................................     3,956,368
                                                                   ------------
  TOTAL INVESTMENTS..............................................   111,822,046
Dividends and interest receivable................................       140,318
Other assets.....................................................        10,491
                                                                   ------------
  TOTAL ASSETS...................................................   111,972,855
                                                                   ------------
LIABILITIES

Distributions payable............................................    13,810,645
Advisory fee payable.............................................        61,773
Administration fee payable.......................................        11,709
Accrued expenses and other liabilities...........................        48,165
                                                                   ------------
  TOTAL LIABILITIES..............................................    13,932,292
                                                                   ------------
NET ASSETS.......................................................  $ 98,040,563
                                                                   ============
COMPOSITION OF NET ASSETS
Capital stock, at par............................................  $    109,608
Paid-in capital..................................................    66,665,513
Undistributed net investment income..............................         2,052
Undistributed net capital gains..................................        19,345
Net unrealized appreciation on investments.......................    31,244,045
                                                                   ------------
                                                                   $ 98,040,563
                                                                   ============
SHARES OF COMMON STOCK OUTSTANDING (100,000,000 shares authorized
 at $0.01 par value).............................................    10,960,829
                                                                   ============
Net asset value per share........................................  $       8.94
                                                                   ============

See accompanying notes.

BLUE CHIP VALUE FUND, INC.
STATEMENT OF OPERATIONS

Year ended December 31, 1996

INVESTMENT INCOME
 INCOME
  Dividends.............................................  $2,303,197
  Interest..............................................     200,182
                                                          ----------
  TOTAL INCOME..........................................             $ 2,503,379
 Expenses
  Investment advisory fee (Note 3)......................     661,385
  Administrative services fee (Note 3)..................      94,643
  Transfer agent fees...................................      80,096
  Shareholder reporting.................................      61,500
  Legal fees............................................      50,878
  Insurance and fidelity bond...........................      32,130
  Directors' fees.......................................      32,029
  Audit fees............................................      27,073
  Custodian fees (Note 3)...............................       9,626
  Other.................................................      27,060
                                                          ----------
  TOTAL EXPENSES........................................               1,076,420
                                                                     -----------
  NET INVESTMENT INCOME.................................               1,426,959
                                                                     -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
 Net realized gain on investments.......................              13,391,556
 Change in unrealized appreciation of investments for
  the year..............................................               5,132,527
                                                                     -----------
  NET GAIN ON INVESTMENTS...............................              18,524,083
                                                                     -----------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..             $19,951,042
                                                                     ===========

See accompanying notes.

BLUE CHIP VALUE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                                     YEAR ENDED DECEMBER 31
                                                    --------------------------
                                                        1996          1995
                                                    ------------  ------------
Increase in net assets from operations
 Net investment income............................. $  1,426,959  $  1,392,409
 Net realized gain from securities transactions....   13,391,556    10,375,111
 Net change in unrealized appreciation of
  investments during the year......................    5,132,527    16,465,643
                                                    ------------  ------------
Net increase in net assets resulting from
 operations........................................   19,951,042    28,233,163
                                                    ------------  ------------
Distributions to shareholders from:
 Net investment income.............................   (1,424,907)   (1,392,409)
 Net realized gain on investments..................  (13,372,211)  (10,375,111)
 Tax return of capital.............................          --        (70,177)
                                                    ------------  ------------
                                                     (14,797,118)  (11,837,697)
                                                    ------------  ------------
Net increase in net assets.........................    5,153,924    16,395,466
Net assets
 Beginning of year.................................   92,886,639    76,491,173
                                                    ------------  ------------
 End of year ($2,052 and $0 undistributed net
  investment income at December 31, 1996 and
  1995)............................................ $ 98,040,563  $ 92,886,639
                                                    ============  ============

 See accompanying notes.
BLUE CHIP VALUE FUND, INC.
SELECTED PER SHARE DATA AND RATIOS

                                                 YEAR ENDED DECEMBER 31
                                         -------------------------------------------
                                          1996     1995     1994     1993     1992
                                         -------  -------  -------  -------  -------
PER SHARE DATA (for a share outstanding
 throughout each period)
Net asset value--
 beginning of period..............        $  8.47 $  6.98  $  7.73  $  7.63  $  8.36
INVESTMENT OPERATIONS
Net investment income.............           .13      .13      .11      .20      .12
Net gain (loss) on investments....          1.69     2.45     (.11)     .72     (.08)
                                         -------  -------  -------  -------  -------
Total from investment operations..          1.82     2.58      .00      .92      .04
                                         -------  -------  -------  -------  -------
DISTRIBUTIONS
From net investment income........          (.13)    (.13)    (.11)    (.20)    (.12)
From net realized gains on
 investments......................         (1.22)    (.95)    (.38)    (.14)     .00
In excess of net realized gains on
 investments......................           .00      .00      .00     (.41)    (.48)
Tax return of capital.............           .00     (.01)    (.26)    (.07)    (.17)
                                         -------  -------  -------  -------  -------
Total distributions...............         (1.35)   (1.09)    (.75)    (.82)    (.77)
                                         -------  -------  -------  -------  -------
 Net asset value--end of period...        $  8.94 $  8.47  $  6.98  $  7.73  $  7.63
                                         =======  =======  =======  =======  =======
 Per share market value--end of
  period..........................        $  9.25 $ 7.625  $ 6.125  $ 7.875  $  7.75
                                         =======  =======  =======  =======  =======
TOTAL INVESTMENT RETURN...........          39.5%    41.6%  (13.2)%    12.5%    12.4%
RATIOS/SUPPLEMENTAL DATA:
Ratio of expenses (excluding
 interest) to average net assets..          1.05%    1.15%    1.22%    1.27%    1.27%
Ratio of expenses to average net
 assets...........................          1.05%    1.15%    1.22%    1.28%    1.42%
Ratio of net investment income to
 average net assets...............          1.39%    1.55%    1.46%    2.55%    1.57%
Portfolio turnover rate*..........         42.31%   50.84%   62.77%   56.11%  118.24%
Ratio of distributions to average
 net assets.......................         14.42%   13.22%    9.88%   10.33%    9.94%
Average commission rate paid to
 brokers per share of common stock
 purchased/
 sold.............................        $   .05 $   .05  $   .05  $   .05  $   .05
Net assets--end of period (in
 thousands).......................        $98,041 $92,887  $76,491  $84,168  $72,149

* A portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding short-term invest-ments) for a year and dividing it by the monthly average of the market value of the portfolio securities during the year.

See accompanying notes.

               BLUE CHIP VALUE FUND, INC. SCHEDULE OF INVESTMENTS

                               December  31, 1996

                                                                      MARKET
COMMON                                          SHARES    COST        VALUE
STOCKS:                                         ------ ----------- ------------
CONSUMER STAPLES -- 28.1%
BEVERAGES -- ALCOHOLIC -- 2.2%
Anheuser Busch Cos. ........................... 53,600 $ 1,997,940 $  2,144,000
BEVERAGES -- SOFT DRINKS -- 2.3%
PepsiCo, Inc. ................................. 77,300   1,829,463    2,261,021
DRUGS -- 5.0%
Pfizer, Inc. .................................. 30,600   1,083,086    2,535,975
Schering-Plough Corp. ......................... 37,040     954,686    2,398,340
                                                       ----------- ------------
                                                         2,037,772    4,934,315
RETAIL STORES -- DRUG STORES -- 2.8%
Rite Aid Corp. ................................ 68,800   1,707,281    2,734,800
FOOD -- 6.2%
Dole Food Co. Inc. ............................ 52,760   1,544,093    1,787,245
IBP, Inc. ..................................... 81,800   1,149,522    1,983,650
Sara Lee Corp. ................................ 60,700   1,994,032    2,261,075
                                                       ----------- ------------
                                                         4,687,647    6,031,970
HEALTH CARE DIVERSIFIED -- 2.9%
Bristol Myers Squibb........................... 25,820   1,629,190    2,807,925
MEDICAL PRODUCTS & SUPPLIES -- 2.3%
Becton Dickinson & Co. ........................ 53,000   1,991,181    2,298,875
RETAIL STORES -- FOOD CHAINS -- 4.4%
Giant Food
 Inc. -- Cl A.................................. 60,860   1,965,223    2,099,670
Great Atlantic &
 Pac. Tea Co. ................................. 70,400   2,011,596    2,244,000
                                                       ----------- ------------
                                                         3,976,819    4,343,670
CONSUMER CYCLICAL -- 19.3%
ENTERTAINMENT -- 2.6%
Carnival Corp. --Cl A.......................... 77,110   1,812,478    2,544,630
HARDWARE & TOOLS -- 1.9%
Black & Decker Corp. .......................... 62,560   1,359,085    1,884,620
PHOTOGRAPHY/IMAGING -- 2.3%
Eastman Kodak Co. ............................. 28,300   1,515,271    2,271,075
HOTELS -- MOTELS -- 2.4%
Hilton Hotels Corp. ........................... 90,000   1,649,273    2,351,250

                                                                      MARKET
COMMON                                         SHARES     COST        VALUE
STOCKS:                                        ------- ----------- ------------
RETAIL STORES -- GENERAL MERCH. CHAINS -- 7.6%
Gap Inc. .....................................  82,800 $ 1,862,503 $  2,494,350
Sears Roebuck & Co. ..........................  42,670   1,224,137    1,968,154
Dayton Hudson Corp. ..........................  75,000   2,202,484    2,943,750
                                                       ----------- ------------
                                                         5,289,124    7,406,254
RETAIL STORES -- SPECIALTY -- 2.5%
CVS Corp. ....................................  60,400   1,750,116    2,499,050
CREDIT SENSITIVE -- 30.0%
ELECTRIC COMPANIES -- 5.7%
Central & South West Corp. ...................  67,130   1,643,016    1,720,206
General Public Utilities......................  56,870   1,507,737    1,912,254
Edison International..........................  99,930   1,641,350    1,986,109
                                                       ----------- ------------
                                                         4,792,103    5,618,569
INVESTMENT BANKING/BROKERAGE -- 3.2%
Travelers Group...............................  68,880   1,684,386    3,125,430
FINANCIAL -- MISCELLANEOUS -- 2.6%
Student Loan Marketing Assn. .................  27,300   2,057,046    2,542,313
MAJOR REGIONAL BANKS -- 5.8%
First Union Corp. ............................  38,230   2,014,793    2,829,020
NationsBank Corp. ............................  29,100   2,204,129    2,844,525
                                                       ----------- ------------
                                                         4,218,922    5,673,545
MONEY CENTER BANKS -- 3.1%
Chase Manhattan Corp. ........................  33,600   1,314,044    2,998,800
SAVINGS & LOANS -- 2.2%
Ahmanson HF & Co. ............................  65,500   2,238,790    2,128,750
NATURAL GAS -- 2.6%
Coastal Corp. ................................  51,760   1,738,498    2,529,770
PROPERTY & CASUALTY INSURANCE -- 2.6%
USF&G Corp. .................................. 124,130   1,694,274    2,591,214
TELECOMMUNICATIONS -- 2.2%
Sprint Corp. .................................  53,300   1,573,360    2,125,338

                               December 31, 1996

                                                                       MARKET
COMMON                                           SHARES    COST        VALUE
STOCKS:                                          ------ ----------- ------------
INTERMEDIATE GOODS & SERVICES -- 23.7%
CHEMICALS -- DIVERSIFIED -- 2.5%
PPG Industries, Inc. ........................... 43,630 $ 1,555,878 $  2,448,734
OIL EXPLORATION & PRODUCTION -- 1.6%
Burlington Resources Inc. ...................... 31,800   1,489,935    1,601,925
OIL (INTEGRATED -- DOMESTIC) -- 8.0%
Tosco Corp. .................................... 43,200   2,010,943    3,418,200
Atlantic Richfield Co. ......................... 16,500   1,966,911    2,186,250
USX-Marathon Group.............................. 94,500   2,009,354    2,256,188
                                                        ----------- ------------
                                                          5,987,208    7,860,638
OIL (INTEGRATED -- INTERNATIONAL) -- 4.5%
Mobil Corp. .................................... 17,860   1,333,973    2,183,385
Texaco Inc. .................................... 22,700   1,959,010    2,227,438
                                                        ----------- ------------
                                                          3,292,983    4,410,823
MISCELLANEOUS -- 5.2%
Harris Corp. ................................... 37,460   1,802,764    2,570,693
Loews Corp. .................................... 26,560   1,658,795    2,503,280
                                                        ----------- ------------
                                                          3,461,559    5,073,973
RAILROADS -- 1.9%
CSX Corp ....................................... 43,300   2,010,203    1,829,425
CAPITAL GOODS -- 8.9%
AEROSPACE & DEFENSE -- 5.3%
McDonnell Douglas Corp. ........................ 40,180     683,694    2,571,520
United Technologies Corp. ...................... 39,660   1,562,604    2,617,560
                                                        ----------- ------------
                                                          2,246,298    5,189,080

                                                                    MARKET
COMMON                                        SHARES    COST        VALUE
STOCKS:                                       ------ ----------- ------------
COMPUTER SOFTWARE & SERVICE -- 2.5%
Computer Associates International Inc. ...... 50,017 $   923,256 $  2,488,346
MACHINERY-DIVERSIFIED -- 1.1%
Dover Corp. ................................. 22,200   1,110,250    1,115,550
                                                     ----------- ------------
  TOTAL INVESTMENT IN COMMON STOCKS --
   110.0%....................................         76,621,633  107,865,678
SHORT-TERM INVESTMENTS
United States Treasury Bill-- Matures
 1/23/97--2.0%...............................          1,994,356    1,994,356
Money Market Fund-- 2.0%.....................          1,962,012    1,962,012
                                                     ----------- ------------
  TOTAL INVESTMENTS-- 114.0%.................         80,578,001  111,822,046
                                                     ===========
Liabilities, less receivables, and other
 assets: (14.0%).............................                     (13,781,483)
                                                                 ------------
  NET ASSETS --100%..........................                    $ 98,040,563
                                                                 ============

See accompanying notes.

NOTES TO FINANCIAL STATEMENTS
BLUE CHIP VALUE FUND, INC.

December 31, 1996

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Blue Chip Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management in-vestment company.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITIES VALUATIONS--Each investment security is valued at the latest sale price at year end reported by the pricing service used by the Fund Administra-tor. Short-term investments are valued at cost, which approximates market val-ue.

FEDERAL INCOME TAXES--The Fund intends to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no provision has been made for federal income taxes.

INVESTMENT TRANSACTIONS--Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the first-in, first-out basis for both financial statement and federal income tax purposes. Dividend income is recognized on the ex-dividend date.

DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on the ex-dividend date. Distributions are classified to conform with the tax re-porting requirements of the Internal Revenue Code. Distributions attributable to current period realized gains from securities transactions which are offset by the existence of loss carryovers from prior years are taxable to the recip-ient as ordinary income and reported as distributions in excess of realized gains. Tax returns of capital represent distributions in excess of current and accumulated earnings and profits.

USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and disclosures made in the accompanying notes to the financial statements. Actual results could differ from those estimates.

2. PURCHASE AND SALE OF INVESTMENTS

The cost of investment securities purchased and proceeds from sales of securi-ties (excluding short-term investments) aggregated $42,354,297 and $55,422,674, respectively, for the year. At December 31, 1996, gross unrealized depreciation of investments was $290,818 and gross unrealized ap-preciation of investments was $31,534,863.

3. INVESTMENT ADVISORY, ADMINISTRATIVE, AND CUSTODIAL SERVICES

The Fund has an Investment Advisory Agreement with Denver Investment Advisors, LLC (the "Advisor"), whereby a management fee is paid to the Advisor based on an annual rate of .65% of the Fund's average weekly net assets up to $100,000,000 and .50% of the Fund's average weekly net assets in excess of $100,000,000. The management fee is paid monthly based on the average of the net assets of the Fund computed as of the last business day the New York Stock Exchange is open each week. Certain officers and a director of the Fund are also officers and director of the Advisor.

The Fund has an Administrative Agreement with American Data Services, Inc. The administrative services fee is based on an annual rate of .10% of the Fund's average weekly net assets up to $75,000,000, .05% of the Fund's average weekly net assets between $75,000,000 and $125,000,000, and .03% of the Fund's aver-age weekly net assets in excess of $125,000,000, with a $7,463 per month mini-mum. The administrative services fee is paid monthly based on the average of the net assets of the Fund computed as of the last business day the New York Stock Exchange is open each week.

Wells Fargo (formerly First Interstate Bank of Denver, N.A.), serves as custo-dian for the Fund. Custodian fees totaled $9,626 during 1996.

4. CAPITAL TRANSACTIONS

In 1996, the Fund announced a change in its policy of distributions to its shareholders. Beginning in April 1997, the Fund plans to distribute 2.5% of its net asset value quarterly to its shareholders.

In 1997, the Fund announced plans to proceed with a rights offering to exist-ing stockholders. The Fund plans to issue one right to purchase an additional share of the Fund for each five shares owned at a price of 95% of the lesser of net asset value, or market price. The rights will not be transferable. Stockholders will also have the option to subscribe for additional shares dur-ing the offering.

The rights will be issued to stockholders of record as of January 31, 1997, the subscription period will begin February 3, 1997, and extend through 5:00 p.m., New York time, March 6, 1997. The price of shares to be issued will be determined as of March 7, 1997.